SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                ----------

                                FORM 8-K/A
                             (AMENDMENT NO. 1)

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (date of earliest event reported):  January 29, 1998


                                ----------

                         PRECISION STANDARD, INC.
          (Exact name of registrant as specified in its charter)

                                ----------


     Colorado                0-13829                84-0985295
(State or other      (Commission File Number)    (I.R.S. Employer
 jurisdiction)                                 Identification No.)

                       1225 17th Street, Suite 1800
                          Denver, Colorado 80202
                 (Address of principal executive offices)

    Registrant's telephone number, including area code:  (303) 292-6565


ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS.

     Filed herewith are the unaudited combined balance sheet and statement of operations for the period ended January 31, 1998, of Precision Standard, Inc. after giving effect to the disposition of the assets relating to its Hayes Targets division.


                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Denver, State of Colorado, on March 2, 1998.

                              PRECISION STANDARD, INC.


                              By:/s/Matthew L. Gold
                                 Matthew L. Gold
                                 President




                         PRECISION STANDARD, INC.
                               BALANCE SHEET
                             JANUARY 31, 1998
                                 UNAUDITED
                             ($ in Thousands)


ASSETS
------

Cash and Cash Equivalents                                   $     -
Accounts Receivable - Trade, Net Allowance                      12,321
Inventories                                                     20,085
Prepaid Expenses and Other                                         411
Deferred Tax Asset                                               4,347
                                                            ----------
   Total Current Assets                                         37,164

Leasehold Improvements at cost                                  10,459
Machinery and Equipment at cost                                 17,549
 Accumulated Depreciation and Amortization                    (17,227)
                                                            ----------
   Net Property, Plant and Equipment                            10,781

Other Assets, Net of Intangibles                                 4,433
Accounts Receivable, Officer                                       270
Deposits and Other                                                 481
Other Assets                                                     1,517
                                                            ----------
   Total Other Assets                                            6,701
                                                            ----------
Total Assets                                                $   54,646
                                                            ==========


LIABILITIES AND SHAREHOLDER EQUITY
----------------------------------

Current Maturity - Long Term Debt                           $      483
Accounts Payable and Accrued Expenses                           25,998
                                                            ----------
   Total Current Liabilities                                    26,481

Long Term Debt, Net of Current Maturities                       19,784
Other Liabilities                                                3,632
Unfunded Accumulated Benefit Obligation                          1,480
                                                            ----------
   Total Other Liabilities                                      24,896

Common Stock                                                         1
Additional Paid-In Capital                                       5,433
Retained Earnings                                                   67
Equity Adjustment - Minimum Pension Liability                  (2,470)
Equity Adjustment - Foreign Current Translation                    238
                                                            ----------
   Total Stockholders Equity                                     3,269
                                                            ----------
Total Liabilities and Equity                                $   54,646
                                                            ==========


                         PRECISION STANDARD, INC.
                           RESULTS OF OPERATIONS
                      FOR THE ONE MONTH PERIOD ENDED
                             JANUARY 31, 1998
                                 UNAUDITED
                             ($ in Thousands)



          Sales                                   $   11,436
          Cost of Sales (including SG&A)              11,379
                                                  ----------

          Operating Profit                                57

          Other Expense (Income)                     (3,294)
          Interest Expense                               228
          Estimated Income Tax Expense                   -
                                                  ----------

          Net Income                              $    3,123
                                                  ==========

          Weighted average shares outstanding     14,459,488

          Earnings per common share:
             Income (Loss) before income tax      $     0.22
             Income tax expense                          -
             Net income (loss)                    $     0.22